UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N. Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 REGULATION FD DISCLOSURE.

Purple Innovation, Inc. (the “Company”) currently has outstanding the follow types of warrants: (i) warrants that were issued in the initial public offering of Global Partner Acquisition Corp. (“GPAC”) (the predecessor to the Company) (the “Public Warrants”), (ii) warrants that were issued to Global Sponsor I who was the sponsor of GPAC (the “Sponsor”) in a private placement (the “Sponsor Warrants”), and (iii) warrants that were issued in connection with the closing of the Amended and Restated Credit Agreement dated February 26, 2019 by and among Purple Innovation, LLC, Coliseum Capital Partners, L.P. (“CCP”), Blackwell Partners LLC – Series A (“Blackwell”), Coliseum Co-Invest Debt Fund, L.P. (“CDF” and together with CCP and Blackwell, the “Lenders”) and Delaware Trust Company, to the Lenders (the “Incremental Loan Warrants”). Public Warrants and Sponsor Warrants are listed on The NASDAQ Stock Market and trade under the symbol “PRPLW.” Each Public Warrant and Sponsor Warrant has been, and the Sponsor Warrants continue to be, exercisable for one-half of one share of the Company’s Class A common stock at an exercise price of $11.50 per whole share. These warrants may be exercised only for a whole number of shares of common stock, and no fractional shares will be issued upon exercise of these warrants. Each Incremental Loan Warrant has been exercisable for one share of the Company’s Class A common stock at an exercise price of $0.00 per share.

Under the terms of the Public Warrants and the Incremental Loan Warrants, the Company may redeem the Public Warrants and the Incremental Loan Warrants by paying to each holder the redemption price of $0.01 per warrant, provided that the last sales price of the Company’s Class A common stock reported has been at least $24.00 per share on each of twenty (20) trading days within a thirty (30) trading-day period. As of October 23, 2020, to the best of its knowledge the Company believes that there were outstanding approximately 11,000,000 Public Warrants, exercisable for shares of the Company’s Class A common stock on the basis of two warrants for one share of stock, and 2,613,240 Incremental Loan Warrants, exercisable for 2,613,240 shares of the Company’s Class A common stock, both types of which would be subject to redemption if not exercised on a cashless basis prior to redemption, in accordance with the terms of such warrants.

The Sponsor Warrants may not be redeemed by the Company. However, any Sponsor Warrants that are transferred by the Sponsor, other than to certain permitted transferees, automatically become Public Warrants and, as a result, are subject to redemption. To the best of its knowledge the Company believes, as a result of its research and communication with Sponsors, that as of October 23, 2020, there were approximately 8,500,000 Sponsor Warrants outstanding, exercisable for shares of the Company’s Class A stock on the basis of two warrants for one share of stock.

On October 22, 2020, the last sales price of the Company’s Class A common stock reported was at least $24.00 per share on each of twenty (20) trading days within the prior thirty (30) trading-day period. On October 22, 2020, the board of directors of the Company determined to exercise the Company’s right under the terms of the Public Warrants and the Incremental Loan Warrants to redeem such warrants by paying to such warrant holders the redemption price of $0.01 per warrant, with the redemption to take place on November 30, 2020. In addition, the board of directors also determined to require that any exercise of the Public Warrants or Incremental Loan Warrants following the notices of redemption and prior to November 30, 2020 be made on a cashless basis, in accordance with the terms of such warrants.

On October 27, 2020, the Company provided notice to the holders of the Public Warrants and the Incremental Loan Warrants that their warrants will be redeemed in accordance with the terms of such warrants on November 30, 2020, and that any exercise of the warrants prior to that date must be done on a cashless basis, in accordance with the terms of the warrants. The Company calculated the Fair Market Value required to determine the number of shares issuable upon a cashless exercise to be $30.48. Copies of the Notice of Redemption delivered by the Company to holders of Public Warrants and Incremental Loan Warrants are included as Exhibit 99.1 and Exhibit 99.2, respectively.

As of October 23, 2020, the number of outstanding shares of Class A stock was 57,777,978, which includes warrants that have been exercised for shares of Class A stock as of that date. As of October 23, 2020, the number of outstanding shares of Class B stock was 577,792. Subject to an unknown additional number of Sponsor Warrants that may have become Public Warrants since the Company’s estimation of the number of warrants, the Company would issue approximately 6,038,108 shares of Class A stock if the Public Warrants and Incremental Loan Warrants believed by the Company to currently exist are all exercised on a cashless basis prior to redemption.

Neither this Current Report on Form 8-K nor the notices attached hereto as Exhibit 99.1 and Exhibit 99.2 constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offering solicitation or sale would be unlawful.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the redemption of the warrants and cashless exercises of the warrants prior to redemption. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 9, 2020, our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020, our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2020, and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description
99.1	Notice of Redemption (Public Warrants) dated October 27, 2020
99.2	Notice of Redemption (Incremental Loan Warrants) dated October 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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